As filed with the Securities and Exchange Commission on November 9, 2007

Securities Act Registration Statement No. 033-66528

Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment	☐
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33	☒

(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

760 Moore Road

King of Prussia, PA 19406

(Address of Principal Executive Offices, including Zip Code)

Steven L. Williamson, Esq.

Bessemer Investment Management LLC

630 Fifth Avenue

New York, New York 10111

(Name and Address of Agent for Service)

COPY TO:

Robert M. Kurucza, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, NW Suite 5500

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485; or

☒	On November 12, 2007 pursuant to paragraph (b) of Rule 485; or

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485; or

☐	On (date) pursuant to paragraph (a)(1) of Rule 485; or

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Old Westbury Funds, Inc.

Old Westbury Global Opportunities Fund

Prospectus

November 12, 2007

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Notice of Privacy Policy and Practices of Old Westbury Funds, Inc. is included with this Prospectus, but is not considered to be a part of the Prospectus.

OLD WESTBURY FUNDS, INC.

Prospectus

November 12, 2007

Old Westbury Global Opportunities Fund

(the “Fund”)

Bessemer Investment Management LLC—the Fund’s Investment Adviser (the “Adviser”)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

FUND GOAL, STRATEGIES, RISKS AND PERFORMANCE

The Old Westbury Global Opportunities Fund (“Fund”) is a portfolio of Old Westbury Funds, Inc. (“Old Westbury Funds”). The following describes the Fund’s investment goal, strategies and principal risks. There can be no assurance that the Fund will achieve its goal.

The investment objective or goal of the Fund described in this section is fundamental and may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. Unless otherwise noted, the investment strategies and policies for the Fund are not fundamental and may be changed without shareholder approval.

Investment Goal and Strategies

Goal:    The Fund’s goal is to seek long-term capital appreciation.

Strategies:    The Fund intends to pursue its investment goal by investing in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, real estate investment trusts (“REITs”), structured notes, and U.S. and non-U.S. government fixed-income securities. The Fund may invest in securities issued by companies of any capitalization size. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities and unrated securities determined by the Adviser or a sub-adviser to be of comparable quality. The Fund may invest in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may influence the Adviser’s, or any sub-adviser’s, investment decisions with respect to security selection.

The Fund also may invest in a variety of derivatives, including, among others, futures, options, swap contracts and other derivative instruments. In addition, the Fund may invest in private placements and exchange-traded funds (“ETFs”). The Fund may engage in short-selling and other investment techniques.

The Adviser intends to employ sub-advisers selectively for some asset classes, or segments of specific asset classes, and to allocate the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Adviser or any sub-adviser may sell a portfolio security if it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

The Fund’s investment strategy potentially involves the use of instruments that may be volatile, speculative or otherwise risky. The Fund is not intended as an exclusive investment program for any investor and should be considered only as part of an overall diversified investment portfolio.

Summary of Principal Risks of the Fund

Set forth below are principal risks specific to an investment in the Fund. For more information on these risks, see “Specific Risks of Investing in the Fund.”

1

In addition, the Fund is subject to the risk that its share price may decline and an investor could lose money. Therefore, it is possible to lose money investing in the Fund. Also, there is no assurance that the Fund will achieve its investment objective.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Global Opportunities Fund
Stock Market Risks(1)	Ö
Risks Related to Small Company Securities(2)	Ö
Risks of Foreign Investing(3)	Ö
Emerging Market Securities Risks(4)	Ö
Interest Rate Risks(5)	Ö
Prepayment and Extension Risks(6)	Ö
Futures and Options Risks(7)	Ö
Below Investment Grade Securities Risks(8)	Ö
Currency Risks(9)	Ö
ETF Risks(10)	Ö
REIT Risks(11)	Ö
Convertible Securities Risks(12)	Ö
Structured Notes Risks(13)	Ö
Private Placement Risks(14)	Ö
Non-Diversification Risk(15)	Ö
Tax Risks(16)	Ö
Derivatives Risks(17)	Ö
Short Sale Risk(18)	Ö

(1)	The value of equity securities rise and fall.

(2)

The smaller the capitalization of a company, generally, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

(3)	Foreign economic, political, tax or regulatory conditions may be less favorable than those of the United States.

(4)

Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies.

(5)	Prices of fixed-income securities rise and fall in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

(6)

When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates. When interest rates rise, the likelihood of prepayments decreases, resulting in a longer effective maturity of a security.

(7)

The use of futures and options as hedging devices will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses to the Fund. Futures contracts not purchased for hedging purposes are also subject to the same market risks as the underlying securities markets.

(8)	Some securities in which the Fund invests may be rated in the below investment grade category (i.e., lower than BBB or Baa). Such securities have speculative characteristics.

(9)	Exchange rates for currencies fluctuate daily.

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(10)

The specific sector in which an ETF invests may decline or underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. An ETF may trade at a discount to the aggregate value of its underlying securities or trading may be halted if the trading in one or more of the ETF’s underlying securities is halted.

(11)

Investments in REITs are subject to varying degrees of risk generally incident to the ownership of real property as well as to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). Additionally, REIT investments typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

(12)

Certain convertible securities may be illiquid and, therefore, more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

(13)

Structured notes are subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. Because structured notes typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Further, in the case of certain structured notes, a decline or increase in the value of the underlying instruments may cause the interest rate to be reduced to zero, and any further declines or increases in the underlying instruments may then reduce the principal amount payable on maturity.

(14)

Because there may be relatively few potential purchasers for privately placed securities, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

(15)

A large loss in the value of an individual issuer will cause a greater loss for the Fund than would be the case if the Fund were required to hold a larger number of securities or smaller positions in individual issuers.

(16)	The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.

(17)

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund.

(18)

Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Performance Information

No performance information is presented for the Fund because it has not been in operation for an entire calendar year.

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SUMMARY OF FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Global Opportunities Fund
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses (Expenses That are Deducted From Fund Assets)
Management Fee(1)	1.10%
Other Expenses(2)	0.30%
Acquired Fund Fees and Expenses	0.00%

Total Annual Fund Operating Expenses	1.40%

Less Fee Waivers	(0.05)%

Net Annual Fund Operating Expenses	1.35%

(1)

The Management Fee charged to the Fund will decline as Fund assets grow and continue to be based on a percentage of the Fund’s average daily net assets. The Management Fee rate is 1.10% of the first $1.25 billion in assets, $1.05% of the next $1.25 billion in assets and 1.00% of assets over $2.5 billion. The Adviser has committed contractually through October 21, 2008 to waive its Management Fee to the extent necessary to ensure that the Net Annual Fund Operating Expense ratio, excluding Acquired Fund Fees and Expenses (if any), does not exceed 1.35%. The Management Fee and Total Annual Fund Operating Expenses shown above reflect the current Management Fee, based on the breakpoints set forth above and a projected level of assets of $1 billion. However, there can be no assurance that the Fund will attain that level of assets.

(2)	Other expenses for the Fund are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Global Opportunities Fund
1 Year	$137
3 Years	$438

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PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND INVESTS

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income that it will receive from purchasing equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the principal types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Holders of preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date.

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. Fixed-income securities with higher risks generally have higher yields.

The following describes the principal types of fixed-income securities in which the Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

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The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Asset-Backed Securities

Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates

6

gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments from the underlying mortgages. As a result, the holders assume all the risks of the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

CMOs, including interests in real estate mortgage investment conduits (“REMICs”), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

Below Investment Grade Securities

Below investment grade securities are those securities rated lower than BBB by Standard & Poor’s Ratings Group or Baa by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or not rated by any rating agency but determined to be of comparable quality by the Adviser or a sub-adviser. Although lower-rated and unrated securities tend to offer higher yields than higher-rated securities with the same maturities, such securities are regarded as speculative with respect to an issuer’s continuing ability to meet principal and interest payments.

Floaters and Inverse Floaters

Floaters and inverse floaters allocate interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as LIBOR. The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

REITs

A REIT is a pool of investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not subject to federal income tax on income distributed to shareholders if it complies with several requirements imposed by the Code relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Convertible Securities and Warrants

Convertible securities include bonds, debentures, notes, preferred stocks, warrants, rights or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock

7

(or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Warrants are options to buy a certain number of shares of common stock at a specified price during the life of the warrant. Warrants can be highly volatile, have no voting rights and pay no dividends.

Structured Notes

Structured notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

Private Placements

Private placement securities are securities that have not been registered under the Securities Act of 1933 (“1933 Act”) and typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts (“Forward Contracts”) may be used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. In addition, the Fund may use Forward Contracts to provide exposure to the foreign currency market. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser or a sub-adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of the Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain because it is

8

difficult to predict the values of foreign currencies and precisely match Forward Contract amounts. Conversely, if the Adviser or a sub-adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount. The Fund may also engage in cross-hedging when the Adviser or a sub-adviser believes that a foreign currency may experience a substantial movement against another currency. In such situations, the Fund may enter into a Forward Contract to buy or sell, as appropriate, an amount of the foreign currency either approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency, or necessary to derive a level of additional income that the Adviser or a sub-adviser seeks to achieve for the Fund. The Fund may use Forward Contracts for hedging purposes as well as a broad based investment in the foreign currency markets.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the Fund’s net foreign currency exposure. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Foreign Securities

Foreign securities in which the Fund may invest are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. American Depositary Receipts (“ADRs”) are traded in the United States. ADRs provide a way for the Fund to gain exposure to foreign-based companies in the United States rather than purchasing shares in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”) are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

9

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract) and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (“OTC”) in transactions negotiated directly between the Fund and a counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts are obligations to provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell the following types of futures contracts: financial futures, stock index futures, commodity or commodity index futures and foreign currency futures.

Linked or Hybrid Instruments

Linked or “hybrid” instruments, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas.

Like all derivatives, the Fund’s investments in “linked” securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured.

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Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

•	Buy call options on individual securities and futures contracts in anticipation of an increase in the value of the underlying asset;

•	Buy put options on individual securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and

•	Buy or write options to close out existing options positions.

The Fund may also write call options on individual securities and futures contracts to generate income from premiums and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may also write put options on individual securities and futures contracts to generate income from premiums and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Writing Covered Call and Put Options on Securities

The Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities that it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the Fund.

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Exchange-Traded Funds

The Fund may invest in various ETFs , subject to the Fund’s investment objective, policies and strategies. An ETF is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising any underlying index. As such, the ETF itself is an index fund. The Fund will only purchase shares of ETFs on the secondary market (through an exchange) and not directly from the ETF. Some types of ETFs are:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“QQQQ” (Qubes), are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are a family of over seventy ETFs that are designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

The Fund may invest in ETFs in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such ETFs.

OTHER INFORMATION ABOUT THE FUND

Temporary Defensive Investments

To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, the Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause the Fund to temporarily forego greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective.

Portfolio Turnover

The Fund does not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Fund’s Adviser or sub-advisers believe it is appropriate to do so in light of the Fund’s investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by the Fund (and thus, indirectly by its shareholders) and would affect Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gain by the Fund which, when distributed to that Fund’s shareholders, would be taxable to them at ordinary income tax rates.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

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SPECIFIC RISKS OF INVESTING IN THE FUND

The following is a further description of the principal and other risks of investing in the Fund as specified in the chart under “Summary of Principal Risks of the Fund.” In addition to these principal risks, there can be no assurance that the Fund will achieve its goal.

Stock Market Risks

The Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risks, it offers the potential for greater reward.

Risks Relating to Small Company Securities

Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium- capitalization companies and lower with large-capitalization companies. Therefore, you should expect Fund investments in small- and medium-capitalization companies to be more volatile than funds that invest exclusively in large-capitalization companies.

Risks of Foreign Investing

Foreign securities pose additional risks over U.S.-based securities for a number of reasons. The Fund may invest in foreign securities either directly or through ADRs. Investments in foreign securities may adversely affect the value of an investment in the Fund. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Emerging Market Securities Risks

The Fund may invest in developing or emerging market securities. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets; because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent the Fund is invested in emerging market securities it will be subject to higher risk than those investing in securities of developed market countries.

Interest Rate Risks

The Fund is affected by the risks of investing in fixed-income securities.

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Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in the Fund may go down.

Fixed-income securities may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of the Fund to fluctuate accordingly.

Fixed-income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of the Fund holding the security to go down.

Fixed-income securities may also be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by the Fund prior to its maturity. If this occurs, the Adviser or a sub-adviser may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, the Fund may have a lower yield.

In addition, the Fund may invest in Floaters, a form of “derivative” debt security, whose yield may be subject to extreme fluctuation in the event of interest rate movements.

Prepayment and Extension Risks

The Fund may be subject to asset-backed and mortgage-backed securities risks which include prepayment when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.

Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Futures and Options Risks

The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. The Fund may also use such investments as a broad based investment in the stock market. Similarly, the Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates or to obtain exposure to the foreign currency markets. The successful use of futures, options and other derivative instruments is based on the Adviser’s or a sub-adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Derivatives Risks

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or

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currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Below Investment Grade Securities Risk

Below investment grade securities have speculative characteristics. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser or a sub-adviser has no control may decrease the market price and liquidity of such investments. In addition, the market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Fund in the disposal of such unrated securities.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser and sub-advisers attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

ETF Risks

ETFs are subject to many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

REIT Risks

Investments in REITs are subject to varying degrees of risk generally incident to the ownership of real property as well as to additional risks, such as poor performance by the manager of the REIT, adverse changes to

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the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. Additionally, REIT investments typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. Furthermore, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Convertible Securities Risks

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

Structured Notes Risks

Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. Because structured notes typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Further, in the case of certain structured notes, a decline or increase in the value of the underlying instruments may cause the interest rate to be reduced to zero, and any further declines or increases in the underlying instruments may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the underlying instruments decreases. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. In addition, structured notes typically are sold in private placement transactions and may have a limited trading market.

Private Placement Risks

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Non-Diversification Risk

In general, a non-diversified fund may invest its assets in a smaller number of issuers than a diversified fund. As a result, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions in individual issuers.

Tax Risks

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain of the Fund’s investments may

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generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s investment company taxable income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of those shares. While a portion of the Fund’s income distributions may qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

Short Sale Risk

Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of the Fund and may lower the Fund’s return or result in a loss. The Fund’s use of short sales also may involve additional transaction costs and other expenses. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk.

WHAT DO SHARES COST?

You can buy shares of the Fund at net asset value (“NAV”), without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

The Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of the Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Fund are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; or (5) any other security which the Adviser, Sub-Advisers or Pricing Committee feels does not represent a reliable current price. In addition, the Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions

17

that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single factor for determining the fair value of a security, but rather several factors are used, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board of Directors has adopted pricing and valuation procedures for determining the value of Fund shares. The Board of Directors receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Fund must first submit an account application in good order. An account application may be rejected at the discretion of the Fund and/or Adviser at any time and for any reason. Once an application is approved, shares of the Fund may be purchased by mail or by wire through PFPC Distributors, Inc. (the “Distributor”) or through broker/dealers or other financial institutions that have an agreement with the Distributor (a “Selling Agent”). The Fund, Adviser and Distributor reserves the right to reject any purchase request at any time, for any reason. See “Market Timing Policies.”

If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Fund, PFPC Inc. (the “Transfer Agent”); you will not be considered a customer of the Distributor. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Fund (see “Additional Conditions—Transactions Through Intermediaries”).

Through the Distributor

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application; obtain written Adviser approval; and

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•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc.

c/o PFPC Inc.

P.O. Box 9767

Providence, RI 02940-9767

Subsequent investments in the Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Fund will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Through a Selling Agent

Contact your Selling Agent for instructions.

Through the Distributor

If you do not have a relationship with a Selling Agent, you may purchase shares directly from the Distributor by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.

c/o PFPC Inc.

P.O. Box 9767

Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of the Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent.

Redemptions will only be made on days when the Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made.

Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for

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a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Fund permitting it to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.

c/o PFPC Inc.

P.O. Box 9767

Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Intermediaries

Selling Agents are authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Distributor. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Fund nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

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Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•

during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission (“SEC”), or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Fund makes every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

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HOW DO I EXCHANGE SHARES?

You may exchange shares of the Fund for shares of any of the other portfolios offered by Old Westbury Funds, Inc. free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Fund reserves the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration. The Fund will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Verifying Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., c/o PFPC Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling (800) 607-2200. Please provide the following information:

•	your name and telephone number

•	the exact name on your account and account number

•	taxpayer identification number (usually your Social Security number)

•	dollar value or number of shares to be exchanged

•	the name of the Fund from which the exchange is to be made

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Fund is not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Fund. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of the Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of the Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Fund reserves the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Fund reserves the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Fund and its shareholders, the Fund reserves the right to permanently refuse purchase and/or exchange requests.

The Fund does not knowingly accommodate excessive trading of shares and does not tolerate excessive trading when detected. In addition, the Fund has not created any arrangements, such as an automated exchange or redemption program, that would permit frequent trading. The Board of Directors receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as it deems necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Fund will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Fund may not able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

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ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Fund on the record date. Distributions of any net investment income (dividends and interest less net expenses) are declared and paid semi-annually for the Fund. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before the Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable”. In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash”, you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in the Fund. Please see the SAI for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. We generally expect that most interest income and certain dividend income generated by the Fund’s investments will be taxable to you at ordinary income tax rates.

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An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Under current law, these reduced rates of tax will expire after December 31, 2010. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the Internal Revenue Service (“IRS”) that would require you to include a pro rata portion amount of the Fund’s foreign withholding taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. While it is possible that the Fund will be eligible to make this election, there can be no assurance that this will be true for any particular taxable year, and we cannot assure you that the Fund will make the election for any year.

As a regulated investment company for federal income tax purposes, the Fund must derive at least 90 percent of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract on a commodity index is not qualifying income for a regulated investment company.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

WHO MANAGES THE FUND?

The Board of Directors governs the Fund. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

The Adviser manages the Fund’s assets, including buying and selling portfolio securities, and supervises sub-advisers who are responsible for making the day-to-day investment decisions for a portion of the Fund’s assets. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services to approximately 1,800 client relationships with total assets under supervision of approximately $52 billion as of September 30, 2007.

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For its services under the Investment Advisory Agreement, the Adviser receives a management fee from the Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $1.25 billion of average net assets	Next $1.25 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%

Sub-Advisers

As described above, the Adviser and the Fund engage sub-advisers to make day-to-day investment decisions for a portion of the Fund’s assets. The Adviser, under normal circumstances, currently intends to manage directly approximately 50% of the Fund’s assets and engage sub-advisers to manage the remaining portion of the Fund’s assets, although the Fund’s opportunistic investment strategies will affect the allocations to sub-advisers and the portion of the Fund’s assets managed by sub-advisers may vary substantially. As of the date of this Prospectus, the Adviser has engaged the following sub-advisers to manage Fund assets:

T. Rowe Price International, Inc. (“T. Rowe Price International”), 100 East Pratt Street, Baltimore, Maryland 21202, is a direct wholly-owned subsidiary of T. Rowe Price Associates, Inc. and an indirect wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. T. Rowe Price International had approximately $50.2 billion in assets under management as of September 30, 2007.

Franklin Advisers, Inc. (“Franklin”), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments. Franklin had approximately $645 billion in assets under management as of September 30, 2007.

While a sub-adviser may make the day-to-day investment decisions for a portion of the Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

•	change, add or terminate one or more sub-advisers;

•	continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or

•	materially change a sub-advisory agreement with a sub-adviser.

The Adviser and the Fund have received exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of Fund sub-advisers without obtaining approval from Fund shareholders. The Adviser or the Fund will inform the Fund’s shareholders of any actions taken in reliance on this relief.

The SAI has more information about the Adviser and the sub-advisers, as well as the Fund’s other service providers. Information regarding the factors considered by the Board of Directors of the Fund in connection with the approval of the Fund’s Investment Advisory and Sub-Advisory Agreements will be provided in the Fund’s semi-annual report to shareholders for the period ending April 30, 2008.

The Fund’s Portfolio Managers

The individuals primarily responsible for the day-to-day investment management of the Fund are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Fund is available in the Fund’s SAI.

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Adviser

Mr. Marc D. Stern, President and Chief Investment Officer of the Adviser as well as Chairman of the Adviser’s Investment Committee, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Stern is a Senior Managing Director and the Chief Investment Officer of Bessemer as well as a member of Bessemer’s Management Committee. Prior to joining Bessemer in 2004, Mr. Stern was Head of the Wealth Management Group at Bernstein Investment Research & Management, a unit of Alliance Capital Management LP. Mr. Stern has also served as Director of Acquisitions for a division of PepsiCo, Inc. and as a management consultant with McKinsey & Company. Mr. Stern earned a BS in Finance from the Wharton School of the University of Pennsylvania and an MBA from the University of Virginia.

Mr. Andrew Parker, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Parker has served as the Head of Equity Risk Management since 2001. Prior to joining Bessemer in 2001, Mr. Parker served as a portfolio manager for the structured products group at Credit Suisse Asset Management. Mr. Parker graduated with a BA in Economics from Gettysburg College.

Mr. Harold S. Woolley, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Woolley has headed the fixed income investments group at Bessemer since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a Managing Director and Head of Fixed Income Investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with a BA from Bucknell University and holds an MBA from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

Mr. Gregory M. Lester, Principal of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Lester also serves as the Adviser’s Director of Research for global opportunities investments. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for large cap equity portfolios. He also served as a research analyst for the Adviser covering the healthcare sector for both large cap and mid cap equity portfolios. Prior to joining Bessemer in 2003, Mr. Lester was an investment analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business. He is a Chartered Financial Analyst.

Mr. Edward N. Aw, Senior Vice President and Senior Quantitative Analyst of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Prior to joining Bessemer in 2004, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

T. Rowe Price International

Mr. Robert N. Gensler is the portfolio manager of T. Rowe Price International’s portion of the Fund. Mr. Gensler joined T. Rowe Price International in 2005. He joined T. Rowe Price Associates, Inc. in 1993 as an investment analyst and has been managing investments since 1996. A magna cum laude graduate of the Wharton School of the University of Pennsylvania, Mr. Gensler received a BS in Economics. He earned an MBA from the Stanford University Graduate School of Business. In addition, Mr. Gensler spent one year as a general course student at the London School of Economics.

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Franklin

Mr. Michael Hasenstab is the portfolio manager of Franklin’s portion of the Fund as well as other institutional accounts. Mr. Hasenstab joined Franklin Templeton Investments in 1995. In addition to managing Franklin’s portion of the Fund, Mr. Hasenstab manages accounts for other institutional clients. Mr. Hasenstab earned a BA from Carleton College, a Master’s degree in Economics from the Australian National University and a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

The Fund has entered into an Underwriting Agreement with the Distributor. Pursuant to the Underwriting Agreement, the Distributor provides for the sale and distribution of Fund shares.

The Fund has adopted a shareholder servicing plan. Under this plan, the Fund has entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to the Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, the Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer may engage other parties, including broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries (each a “Shareholder Sub-Servicing Agent”) to provide Shareholder Support Services. Bessemer is solely responsible for compensating each such Shareholder Sub-Servicing Agent from the fees it receives from the Fund.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

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OLD WESTBURY FUNDS, INC.

NOTICE OF PRIVACY POLICY AND PRACTICES

Old Westbury Funds, Inc. recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Old Westbury Funds, Inc.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and Old Westbury Funds, Inc. or service providers to Old Westbury Funds, Inc.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Old Westbury Funds, Inc. to process or service a transaction at your request, as permitted by law—for example, with companies who maintain or service customer accounts for Old Westbury Funds, Inc.

Security of Customer Information

We require service providers to the Old Westbury Funds, Inc.:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Old Westbury Funds, Inc.; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Old Westbury Funds, Inc.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Old Westbury Funds, Inc.

A Statement of Additional Information (SAI) dated November 12, 2007 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI. To obtain the SAI, without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200. The Fund does not make its SAI available through the internet because the Fund does not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person: Public Reference Room in Washington, D.C. (For information about its operation, call 1-202-551-5850.)

By mail:	Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

CUSIP 680414802

Investment Company Act file no. 811-07912

A21-07PROS	Old Westbury Funds, Inc.	11/07

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

November 12, 2007

Old Westbury Global Opportunities Fund

(the “Fund”)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated November 12, 2007. You may obtain the Prospectus without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC—the

Fund’s Investment Adviser (the “Adviser”)

HOW IS THE FUND ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. Currently, the Corporation offers eight series. The Fund is a non-diversified series of the Corporation.

SECURITIES IN WHICH THE FUND INVESTS

The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus highlights the Fund’s principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund. The following table sets forth the permissible investments and techniques for the Fund, including those described in the Prospectus. Following the table is further information describing the investments and techniques listed in the table, as well as others.

American Depositary Receipts	Floating Rate Debt Obligations	Preferred Stocks
Asset-Backed Securities	Foreign Currency Transactions	Real Estate Investment Trusts
Bank Obligations	Foreign Securities	Repurchase Agreements
Borrowing	Futures and Options Transactions	Small and Mid-Capitalization Stocks
Commercial Paper	Global Depositary Receipts	Shares of Other Investment Companies
Common Stock of Domestic Companies	High Yield Securities	Short-Sales
Common Stock of Foreign Companies	Hybrid or Linked Instruments	Swap Agreements
Convertible Securities	Illiquid and Restricted Securities	U.S. Government Securities
Corporate Reorganizations	Inflation Protected Securities	Temporary Investments
Debt Obligations	Inverse Floaters	Variable Rate Demand Notes
Derivative Contracts and Securities	Lending of Portfolio Securities	Warrants
Emerging Growth Companies	Money Market Instruments	When-Issued and Delayed Delivery Transactions
Emerging Market Securities	Mortgage-Backed Securities	Zero Coupon Bonds
European Depositary Receipts	Municipal Securities
Fixed Rate Debt Obligations	Participation Interests

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes the types of securities the Fund may purchase, as well as certain investment techniques the Fund may use that are in addition to those described in the Prospectus. The following also describes certain additional risks associated with such securities and investment techniques.

ASSET-BACKED SECURITIES.    The Fund may invest in asset-backed securities. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

BANK OBLIGATIONS.    Bank obligations include negotiable certificates of deposit, time deposits and bankers’ acceptances. The Fund will invest in bank instruments (i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets at the time of investment and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. The Fund will not invest in obligations for which the Adviser, a sub-adviser or any of their respective affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of the European Investment Bank, the Inter-American Development Bank or the World Bank and other such similar institutions.

BORROWING.    The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COMMERCIAL PAPER.    The Fund may invest in commercial paper, including master demand obligations. Master demand obligations provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Fund may invest must be rated A-1 or A-2 by Standard & Poor’s (S&P), Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (Moody’s), or F-1 or F-2 by Fitch IBCA, Inc. (Fitch). Master demand obligations are governed by agreements between the issuer and the Adviser and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund’s quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations.

COMMON STOCKS.    Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES.    The Fund may, as an interim alternative to investing in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” by S&P or “Baa” by Moody’s, or if unrated, judged by the Adviser or a sub-adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser or a sub-adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in the rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser or a sub-adviser, the risk of default is outweighed by the potential for capital appreciation.

CORPORATE REORGANIZATIONS.    The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser or a sub-adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser and the sub-advisers which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

Since such investments are ordinarily short-term in nature, they will increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. The Adviser and the sub-advisers intend to select investments of the type described which, in their view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the federal income tax qualification tests of the Internal Revenue Code of 1986, as amended (the “Code”), imposed on the Fund.

CREDIT QUALITY.    Generally, the fixed income securities in which the Fund invests will be rated at least investment grade by a nationally recognized statistical ratings organization (NRSRO). Investment grade securities have received one of an NRSRO’s four highest ratings. Securities receiving the fourth highest rating (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser and sub-advisers will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Fund may invest in securities rated below investment grade (commonly known as “junk bonds”). (See “High Yield Securities” herein for more information.)

DEBT OBLIGATIONS.    The Fund may invest in the following type of debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have fixed or floating rates of interest.

FIXED RATE DEBT OBLIGATIONS.    Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE DEBT OBLIGATIONS.    The Fund may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities’ rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer’s Prospectus.

DEPOSITARY RECEIPTS.    American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

EMERGING GROWTH COMPANIES.    The Fund may invest in emerging growth companies. Emerging growth companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Therefore, the Fund may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

EMERGING MARKET SECURITIES.    The Fund may invest in equity securities of companies in “emerging markets.” The Adviser and sub-advisers may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The Adviser and sub-advisers believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.    Forward Foreign Currency Exchange Contracts (“Forward Contracts”) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser or a sub-adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of the Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. The Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund’s assets denominated in that currency. Conversely, if the Adviser or a sub-adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount. The Fund may also engage in cross-hedging when the Adviser or a sub-adviser believes that a foreign currency may experience a substantial movement against another currency. In such situations, the Fund may enter into a Forward Contract to buy or sell, as appropriate, an amount of the foreign currency either approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency, or necessary to derive a level of additional income that the Adviser or a sub-adviser seeks to achieve for the Fund. The Fund may use Forward Contracts for hedging purposes as well as a broad based investment in the foreign currency markets.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

PUT AND CALL OPTIONS ON FOREIGN CURRENCIES.    Purchasing and writing put and call options on foreign currencies are used to protect the Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund’s position, such Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter.

FOREIGN SECURITIES.    The Fund may invest in foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by the Fund by domestic securities.

Investors should realize that the value of the Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Since investments in foreign securities may involve foreign currencies, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

CANADIAN SECURITIES.    Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. Canada’s economy relies strongly on the production and processing of natural resources. In addition, the value in U.S. dollars of the Fund’s assets denominated in Canadian currency may be affected by changes in exchange rates and regulations.

DERIVATIVE CONTRACTS AND SECURITIES.    The term “derivative” has traditionally been applied to certain contracts (futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Derivatives also refer to securities that incorporate the performance characteristics of these contracts and securities derived from the cash flows from underlying securities, mortgages or other obligations. While the response of certain derivatives to market changes may differ from traditional investments like stocks and bonds, they do not necessarily present greater market risks than traditional investments. Derivative contracts and securities can reduce or increase the volatility of an investment portfolio’s total performance.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. (See “Foreign Currency Transactions,” “Futures and Options Transactions” and “Linked or Hybrid Instruments” herein for more information.)

FOREIGN CURRENCY TRANSACTIONS.    The Fund may engage in foreign currency transactions, which are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks. These transactions include: forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

FUTURES AND OPTIONS TRANSACTIONS.    As a means of reducing fluctuations in its net asset value, the Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices to hedge its portfolio or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

FUTURES CONTRACTS.    A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). The Fund may purchase and sell financial futures contracts: (i) to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser or a sub-adviser in achieving the Fund’s investment objective. The Fund’s use of futures contracts for non-hedging purposes is subject to certain limits described below. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements. Pursuant to regulations and/or published positions of the Securities Exchange Commission (the “SEC”), the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Fund may purchase and sell stock index futures contracts: (i) to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser or a sub-adviser in achieving the Fund’s investment objective. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

The Corporation has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Corporation is not subject to registration or regulation as a commodity pool operator under the CEA.

MARGIN IN FUTURES TRANSACTIONS.    Since the Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S.

government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS.    The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

The Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. The Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, generally the Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS.    The Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund’s portfolio securities.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

The Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. The Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATION ON OPEN FUTURES POSITIONS.    The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund’s portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES.    The Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES.    The Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

STOCK INDEX OPTIONS.    The Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser or the sub-advisers correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

OVER-THE-COUNTER OPTIONS.    Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

HYBRID OR LINKED INSTRUMENTS.    The Fund may invest in linked or hybrid instruments. They typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes the Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the net asset value of the Fund.

RISKS.    When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund’s portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser or a sub-adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

HIGH YIELD SECURITIES.    The Fund may invest in high yield securities. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser or a sub-adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser and sub-advisers will attempt to avoid exposing the Fund to such risks, there is no assurance that they will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Fund in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser and sub-advisers cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by the Fund upon such sale. Such sale may result in a loss to the Fund. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in the Fund, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

ILLIQUID AND RESTRICTED SECURITIES.    The Fund may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Fund might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser or a sub-adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

INVERSE FLOATERS.    The Fund may invest in inverse floaters. Certain securities issued by agencies of the U.S. government (agency securities) that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed income or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

LENDING OF PORTFOLIO SECURITIES.    Subject to its investment policies described in this SAI and in the Prospectus, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. Borrowers of loaned securities must increase collateral whenever the market value of the loaned securities rises above the level of such collateral. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.

The Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. The Fund may pay only reasonable custodian fees approved by the Board of Directors of the Corporation in connection with the loan. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, if the Fund is unable to get the securities back on a timely basis, the Fund may lose certain investment opportunities. The Fund also is subject to the risks associated with the investment of cash collateral, usually fixed-income securities risk.

MONEY MARKET INSTRUMENTS.    The Fund may invest in money market instruments including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds.

MORTGAGE-BACKED SECURITIES.    The Fund may invest in mortgage-backed securities. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).    The following example illustrates how mortgage cash flows are prioritized in the case of CMOs—most of the CMOs in which the Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral (A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments) (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs. The interest portion of these payments is distributed by the Fund as income, and the capital portion is reinvested.

MUNICIPAL SECURITIES.    The Fund may invest in municipal securities. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

MUNICIPAL LEASES.    Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participant can only enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants will be able to obtain an acceptable substitute source of payment.

VARIABLE RATE MUNICIPAL SECURITIES.    The Fund may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund.

MUNICIPAL BOND INSURANCE.    The Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party

(Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund’s Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are noncancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

PARTICIPATION INTERESTS.    The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality.

PREFERRED STOCKS.    The Fund may invest in preferred stocks. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat such redeemable preferred stock as a fixed income security.

REITs.    The Fund may invest in REITs. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements under the Code, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders for federal income tax purposes. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As their name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Code. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

REPURCHASE AGREEMENTS.    A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested.

SHARES OF OTHER INVESTMENT COMPANIES.    The Fund may invest its assets in securities of other investment companies, subject to certain limitations set forth in the 1940 Act, as an efficient means of carrying out their investment policies. For instance, Rule 12d1-1 under the 1940 Act permits the Fund, subject to certain conditions, to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund’s investment objective and policies. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

SMALL AND MID CAPITALIZATION STOCKS.    The Fund may invest in small and mid capitalization markets. Small capitalization companies (“Small-Cap Companies”) generally are those with market capitalizations of less than $4 billion at the time of purchase. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

Mid capitalization companies (“Mid-Cap Companies”) in which the Fund may invest generally are those companies with market capitalizations at the time of initial investment between $200 million and $8 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

SHORT SALES.    The Fund may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund’s records and maintained until the Fund meets its obligations under the short sale.

The Fund will not sell securities short unless it (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

SWAP AGREEMENTS.    The Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency), or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund’s portfolio.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Adviser and the sub-advisers correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser and the sub-advisers will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

U.S. GOVERNMENT SECURITIES.    The Fund may invest in U.S. government securities which include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the U.S.;

•	notes, bonds and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

•	the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

•	the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

•	the credit of the agency or instrumentality.

TEMPORARY INVESTMENTS.    The Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser or a sub-adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

When the Fund engages in such strategies, it may not achieve its investment objective.

Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act).

Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments.

VARIABLE RATE DEMAND NOTES.    Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS.    The Fund may invest in warrants. Warrants give the Fund the option to buy the issuer’s stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.    These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON BONDS.    The Fund may invest in zero coupon bonds. These are bonds which are sold at a discount to their stated value and do not pay any periodic interest.

INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Fund. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2.	Lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Fund’s total assets less liabilities other than obligations created by these transactions.

3.	Mortgage, pledge or hypothecate any assets, except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. Initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s assets.

4.	Act as an underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs, except that the Fund may invest in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or invest in securities that are secured by real estate or interests therein.

6.	Purchase or otherwise acquire commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

7.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

8.	Invest 25% or more of the value of its total assets in any particular industry.

9.	Invest more than 25% of the value of its total assets in any one issuer, and with respect to 50% of the Fund’s total assets, invest more than 5% of the value of the Fund’s total assets in any one issuer.

NON-FUNDAMENTAL LIMITATIONS

The following are additional investment restrictions. The Fund may not:

1.	Invest more than 15% of the market value of the Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2.	Invest in securities of other investment companies, except that the Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that the Fund has no knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(D)(1)(G) of the 1940 Act.

3.	Purchase securities while borrowings exceed 5% of its total assets.

4.	Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s investment securities will not be considered a violation of the Fund’s restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

DIRECTORS AND OFFICERS

The Board of Directors of the Corporation (the “Board” or the “Directors”) is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. In addition, the Board reviews contractual arrangements with companies that provide services to the Corporation and reviews the Fund’s performance.

Information about each Board member and each Officer of the Corporation is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by a Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of eight funds.

Officers.    The table below sets forth certain information about each of the Fund’s Officers.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 49	Vice President & Chief Compliance Officer	Indefinite; 3 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since October 2002); Chief Compliance Officer, Van Kampen Investments, Inc. (1999-2002).	N/A	N/A
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 44	Vice President	Indefinite; 4 Years	Principal and Controller Alternative Assets, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).	N/A	N/A
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 40	Secretary	Indefinite; Since April 2006	Vice President and Associate Counsel, PFPC Inc. (2003-present); Deputy Counsel, Turner Investment Partners (2001-2003).	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Age: 62	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 3 years	Principal and Director of Compliance, Bessemer Trust Company N.A. (Since May 2003); Vice President Morgan Stanley (2002-2003); Vice President and Compliance Officer, Van Kampen Investments, Inc. (2000-2002).	N/A	N/A
Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 37	Assistant Treasurer	Indefinite; Since April 2006	Sr. Manager of Fund Accounting & Administration, PFPC Inc. (2005-present); Manager, Fund Accounting & Administration, PFPC Inc. (1998-2005).	N/A	N/A
Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 36	Treasurer	Indefinite; Since April 2006	Vice President and Senior Director of Fund Accounting & Administration, PFPC Inc. (2000-present).	N/A	N/A
Linda R. Ridolfi 301 Bellevue Parkway Wilmington, DE 19809 Age: 37	Assistant Secretary	Indefinite; Since May 2006	Assistant Vice President, PFPC Inc. (since 2004); Senior Regulatory Administrator, PFPC Inc. (2002-2004).	N/A	N/A
Marc D. Stern 630 Fifth Avenue New York, NY 10111 Age: 45	President	Indefinite; 1 Year	Senior Managing Director, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 54	Chief Legal Officer	Indefinite; 3 years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000-2006).	N/A	N/A

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Directors.    The following tables set forth certain information about the Fund’s Directors. Information for the Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act (the “Independent Directors”), appears separately from the information for any “interested” Director.

INTERESTED DIRECTOR

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Stephen M. Watson[2] 630 Fifth Avenue New York, NY 10111 Age: 49	Director	Indefinite; 6 Months	Managing Director of Bessemer Trust Company, N.A.	8	0

INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 72	Director	Indefinite; 8 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	8	3[3]
Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 62	Director	Indefinite; 2 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	8	1[4]

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 77	Chairman of the Board; Director	Indefinite; 13 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	8	0
John R. Whitmore 630 Fifth Avenue New York, NY 10111 Age: 73	Director	Indefinite; 7 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999-2002).	8	5[5]

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer.

[3]	Mr. Beard serves as Director of BBH Fund, Inc., Catalina Marketing Corporation and Mattel, Inc.

[4]	Ms. Francy serves as Director of Siebert Financial Corporation.

[5]

Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc. and Chevy Chase Trust Company. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

The Corporation has an Audit Committee, consisting of Messrs. Beard and Kaufman and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2007.

The Corporation has a Nominating Committee, consisting of Messrs. Beard and Kaufman and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does consider nominees from shareholders. The Corporation also has a Governance Committee consisting of all of the Directors. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board. There was one meeting of the Nominating Committee and three meetings of the Governance Committee during the fiscal year ended October 31, 2007.

The table below shows the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2006 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director*

	Eugene Beard	Patricia L. Francy	Robert M. Kaufman	John R. Whitmore
Global Opportunities Fund	None	None	None	None
Large Cap Equity Fund	Over $100,000	None	$10,001-$50,000	None
Mid Cap Equity Fund	Over $100,000	None	$50,001-$100,000	Over $100,000
International Fund	Over $100,000	None	Over $100,000	Over $100,000
Global Small Cap Fund	Over $100,000	None	$50,001-$100,000	$50,001-$100,000
Real Return Fund	Over $100,000	None	$50,001-$100,000	None
Fixed Income Fund	None	None	$50,001-$100,000	None
Municipal Bond Fund	None	None	$50,001-$100,000	None
Aggregate Dollar Range of Securities in Fund Complex	Over $100,000	None	Over $100,000	Over $100,000

*	Mr. Watson became a Director on May 14, 2007.

None of the Independent Directors or their immediate family members own securities of the Adviser, sub-advisers or the distributor of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or the distributor of the Fund.

Effective April 1, 2007, Directors of the Corporation receive from the Corporation an annual retainer of $82,500 (plus $25,000 for serving as the Board’s Chairman, $15,000 for serving as the Audit Committee Chairman and $7,500 each for serving as the Governance Committee Chairman and Nominating Committee Chairman). Prior to August 21, 2006, Directors of the Corporation received from the Corporation an annual retainer of $75,000 (plus $20,000 for serving as the Board’s Chairman and $10,000 for serving as the Audit Committee Chairman).

In addition, each Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings, and for attendance at Board and committee meetings receives the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be Telephonic
Regular Board Meeting	$7,500	$3,750
Special Board Meeting	$4,000	$2,000
Audit Committee Meeting	$4,000	$2,000
Nominating Committee Meeting	$4,000	$2,000
Governance Committee Meeting	$4,000	$2,000

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2007. The Directors of the corporation are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any Board committee. Officers who are officers or employees of the Adviser and PFPC (as defined above) do not receive compensation from the Corporation.

FISCAL YEAR ENDED OCTOBER 31, 2007*

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (8 Funds) Paid to Directors
Independent Directors
Eugene P. Beard	None	None	None	$161,250
Patricia L. Francy	None	None	None	$152,500
Robert M. Kaufman	None	None	None	$175,000
John R. Whitmore*	None	None	None	$140,000
Interested Director
Stephen M. Watson**	None	None	None	None

*	Subsequent to the fiscal year ended October 31, 2006, Mr. Whitmore’s status changed from Interested Director to Independent Director.

**	Mr. Watson became a Director on May 14, 2007.

Control Persons and Principal Holders of Securities.

As of October 31, 2007, the Directors and officers of the Corporation, as a group, own less than 1% of the outstanding shares of the Fund.

Code of Ethics.    The Corporation, the Adviser, the sub-advisers and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Fund) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser, the sub-advisers and the Distributor have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser manages the Fund’s assets, including buying and selling portfolio securities, and supervises sub-advisers who are responsible for making the day-to-day investment decisions for a portion of the Fund’s assets. The Fund’s investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), which is a national banking association.

BIM is responsible for all duties and obligations under the Fund’s investment advisory agreement entered into between BIM and the Corporation (the “Advisory Contract”). For its services under the Advisory Contract, the Adviser receives an advisory fee from the Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $1.25 billion of average net assets	Second $1.25 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%

The Adviser has committed contractually through October 21, 2008 to waive its advisory fees to the extent necessary to ensure that the Fund’s net annual operating expenses, excluding acquired fund fees and expenses, do not exceed 1.35%.

Under the Advisory Contract, the Adviser shall not be liable to the Corporation, the Fund, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Under the Advisory Contract, the Adviser also shall not be liable for any act or omission of any sub-adviser, except for failure to exercise good faith in the employment of a sub-adviser and for failure to exercise appropriate supervision of such sub-adviser, and as may otherwise be agreed in writing.

The Adviser has retained T. Rowe Price International, Inc. (“T. Rowe Price International”) as a sub-adviser to the Fund pursuant to a sub-advisory agreement between BIM and T. Rowe Price International agreed to and accepted by the Corporation (the “Sub-Advisory Contract”). Pursuant to the Sub-Advisory Contract, T. Rowe Price International will, subject to the supervision of BIM and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Sub-Advisory Contract, BIM pays T. Rowe Price International from the advisory fees it receives from the Fund.

The Adviser has also retained Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Fund pursuant to a sub-advisory agreement between BIM and Franklin agreed to and accepted by the Corporation (the “Sub-Advisory Contract”). Pursuant to the Sub-Advisory Contract, Franklin will, subject to the supervision of BIM and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Sub-Advisory Contract, BIM pays Franklin from the advisory fees it receives from the Fund.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that the Fund’s portfolio manager(s) managed as of September 30, 2007, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance.

Other Accounts Managed by Portfolio Managers

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Marc D. Stern	1	$861,244,426	None	None	None	None
Andrew Parker	1*	$1,700,513,113*	None	None	None	None
Harold S. Woolley	2*	$1,836,558,851*	2	$85,097,000	400	$1,433,597,000
Gregory M. Lester	None	None	None	None	None	None
Edward N. Aw	None	None	None	None	None	None
T. Rowe Price International
Robert Gensler	3	$1,131,300,000	23	$7,188,800,000	7	$2,047,700,000
Franklin
Michael Hasenstab	11	$11,387,400,000	20	$15,122,100,000	3	$492,200,000

*	Messrs. Parker and Woolley are part of the portfolio management team for one account. This account and its total assets have been allocated to each of them.

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Marc D. Stern	None	None	None	None	None	None
Andrew Parker	None	None	None	None	None	None
Harold S. Woolley	None	None	None	None	None	None
Gregory M. Lester	None	None	None	None	None	None
Edward N. Aw	None	None	None	None	None	None
T. Rowe Price International
Robert N. Gensler	None	None	None	None	None	None
Franklin
Michael Hasenstab	None	None	None	None	None	None

Ownership of Securities

No portfolio manager had a beneficial ownership interest (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) in the Fund as of October 31, 2007.

Compensation of Portfolio Managers

BIM.    The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees. Portfolio managers responsible for managing the Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios. The Adviser compensates portfolio managers with respect to their overall contribution and not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus and, in some cases, restricted stock or stock appreciation rights awards granted by an affiliate of the Adviser. The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan and a defined benefit pension plan, as well as other medical and insurance coverage programs, of affiliates of the Adviser. The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive. Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team. The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period. Currently, all portfolio managers participate in a stock appreciation rights plan of an affiliate of the Adviser and one portfolio manager participates in a restricted stock plan of an affiliate of the Adviser.

T. Rowe Price International.    Portfolio manager compensation for T. Rowe Price International consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on a number of factors.

Investment performance over one, three, five, and 10-year periods is the most important input. T. Rowe Price International evaluates performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad-based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Value), although other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis although tax-efficiency is considered and is especially important for tax-efficient funds. T. Rowe Price International views compensation in terms of a long-term time horizon. The more consistent a manager’s performance is over time the higher the compensation opportunity for that manager. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to T. Rowe Price International’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of T. Rowe Price International’s long-term success and are highly valued.

Furthermore, all employees of T. Rowe Price International, including portfolio managers, participate in a 401(k) plan sponsored by Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all Vice Presidents of Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure applies for all portfolios managed by the portfolio manager.

Franklin.    Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following elements:

•	Base salary: Each portfolio manager is paid a base salary.

•

Annual bonus:    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to Franklin’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.

Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

In addition, portfolio managers participate in benefit plans and programs available generally to all employees of Franklin.

Potential Conflicts of Interests

BIM.    Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms but which the Adviser believes are adequately addressed by its current policies and procedures. The Adviser and the Board have adopted compliance policies and procedures that are designed to address certain of these potential conflicts.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts managed by BIM or its affiliates, the orders for such transactions may be combined in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one account managed by BIM or its affiliates sells a particular security to another account managed by BIM or its affiliates (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board have adopted compliance procedures that provide that any transactions between the Fund and another account advised by BIM or its affiliates are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund’s portfolio managers who are responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at BIM, including the Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by BIM and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

T. Rowe Price International.    Portfolio managers at T. Rowe Price International typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price International has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

T. Rowe Price International does not anticipate experiencing any conflicts in managing the Fund in relation to its discretionary authority over any other accounts. Sub-advised fund procedures are incorporated into or covered by general compliance manuals and internal control policies and procedures kept by each separate business unit that services the Fund. T. Rowe Price International believes that these policies and procedures are adequate to address any potential conflicts of interest between and among its clients in its investment advisory business. Procedures for the identification and management of conflicts of interest are incorporated into certain elements of our compliance program where such conflicts may be present (e.g., Trade Allocation Guidelines, Proxy Voting Policies and Procedures, Code of Ethics, etc.). In addition, conflicts of interest are addressed through internal controls, and where appropriate, the separation of functions and duties within the business units.

In addition, T. Rowe Price International does not sponsor or act as investment adviser to any hedge funds or similar private accounts with investment objectives and strategies that would conflict with the interests of its other investment advisory clients.

Franklin.    Franklin portfolio managers provide investment services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory or sub-advisory fees for some of such other products and accounts may be different than that charged for managing the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory or sub-advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio manager managing accounts with different advisory or sub-advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Franklin have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, PA 19408, acts as administrator, fund accounting agent and transfer agent for the Fund pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “PFPC Agreements”), respectively. Pursuant to the PFPC Agreements, PFPC provides the Fund with general office facilities and supervises the overall administration of the Fund, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. PFPC may also provide persons (including directors, officers and other employees of PFPC or its affiliates) satisfactory to the Board to serve as officers of the Fund. PFPC maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements. PFPC is an affiliate of the Fund’s Distributor.

For the services provided by PFPC, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to PFPC monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Old Westbury Funds
0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Fund pays PFPC an annual base fee of $25,000, excluding out-of-pocket expenses.

PFPC may choose voluntarily to reimburse a portion of its fee at any time.

CUSTODIANS

Citibank, N.A. (“Citibank”), 111 Wall Street, New York, New York 10005, is the custodian for the Fund. Pursuant to its agreement with the Fund, Citibank is responsible for maintaining the books and records of these Fund’s securities and cash and maintaining these Fund’s portfolio transaction records. Citibank receives a fee from these Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

DISTRIBUTOR

PFPC Distributors, Inc. (“PFPC Distributors” or the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, acts as principal underwriter and distributor of shares of the Fund pursuant to an Underwriting Agreement with the Fund (the “Underwriting Agreement”). PFPC Distributors makes a continuous offering of the Fund’s shares. PFPC Distributors is an affiliate of PFPC. In its capacity as Distributor, PFPC Distributors uses its best efforts to obtain subscriptions to shares of the Fund.

FUND COUNSEL, INDEPENDENT DIRECTORS’ COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006, serves as legal counsel to the Fund.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Fund, providing audit services and tax return preparation.

PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to BIM. The Proxy Voting Policies of the Corporation and BIM are attached as Appendix B.

Information regarding how the Fund voted proxies relating to portfolio securities during a 12-month period ended June 30 will be available annually, beginning June 30, 2008, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Corporation to disclose to the general public the portfolio holdings of the Fund in regular public filings made with the SEC (“Portfolio Disclosure Policies”). In addition, the Corporation may disclose additional information, such as the top ten holdings within the Fund, on a monthly basis with a lag time of not less than seven days, on the website www.Bessemer.com. The Fund may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Fund may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Fund’s service providers (which currently include the Fund’s adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service (FT Interactive Data Corporation) and printer (RR Donnelley)) (“Service Providers”); and

(2)	certain non-service providers (such as ratings agencies, which currently include Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation) (“Non-Service Providers”).

The disclosure of portfolio holdings information for the Fund may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Fund and its service providers with the applicable federal securities laws and their respective fiduciary duties. The Disclosure Policies are also designed to ensure the interests of the Adviser are not put above those of the shareholders. Any waivers or exceptions to the Disclosure Policies will be considered by the Fund’s Chief Compliance Officer, who will make a determination based on several factors, including the best interest of shareholders.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund’s Disclosure Policies.

Neither the Fund nor the Adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Fund’s Chief Compliance Officer. The Board of Directors will review this policy, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Fund’s Board of Directors and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Fund’s Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser and sub-advisers make the Fund’s portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying research services to the Adviser and sub-advisers. To the extent that such persons or firms supply research services to the Adviser or a sub-adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser or the sub-adviser and, therefore, may have the effect of reducing the expenses of the Adviser and the sub-adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such research services, its receipt by the Adviser or the sub-advisers probably does not reduce the overall expenses of the Adviser or the sub-advisers to any material extent. Consistent with Rule 12b-1(h), the Adviser and the sub-advisers will not consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The research services provided to the Adviser and sub-advisers are of the type described in Section 28(e) of the Exchange Act and are designed to augment the Adviser’s and sub-advisers’ own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and sub-advisers in carrying out its investment management responsibilities with respect to all its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser or a sub-adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Adviser or a sub-adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Adviser and sub-advisers will attempt to negotiate best execution.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, the sub-advisers or their respective affiliates, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser, the sub-advisers or their respective affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser, the sub-advisers or their respective affiliates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Fund.

PORTFOLIO TURNOVER

Changes may be made in the portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.

UNDERWRITING AGREEMENT

The Corporation has entered into an Underwriting Agreement with the Distributor. Pursuant to the Underwriting Agreement, the Distributor solicits orders for the sale of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable in connection with such solicitation. The Underwriting Agreement contemplates that the Distributor may, if authorized in each instance by the Corporation, on behalf of the Fund, or the Adviser, enter into sales agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Distributor will require each dealer with whom the Distributor has a selling agreement to conform to all applicable provisions of the Fund’s Prospectus.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan. Under this plan, the Fund has entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to the Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, the Fund pays a maximum annual shareholder servicing fee of up to 0.15% of its average daily net assets. Bessemer may engage other parties, including broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries (each a “Shareholder Sub-Servicing Agent”) to provide Shareholder Support Services. Bessemer is solely responsible for compensating each such Shareholder Sub-Servicing Agent from the fees it receives from the Fund.

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data are available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for the Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of the Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

•

charts, graphs and illustrations using the Fund’s returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Fund; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the purchase and redemption of the Fund’s shares is located in the Prospectus.

NET ASSET VALUE

For purposes of determining the Fund’s net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of the Board or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser or a sub-adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of the Fund’s shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Corporation intends to pay all redemptions in cash unless the redemption request is for more than the lesser of $250,000 or one percent of the net assets of the relevant Fund by a single shareholder over any ninety-day period. If a redemption request is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash; therefore, a redemption request may be paid in securities of equal value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Board is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW IS THE FUND TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies; tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as a 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax (“AMT”).

The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences to them of an investment in the Fund, as well as the application of state, local or foreign laws, and the effect of possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, rather than to the Corporation as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If the Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. Although, in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, for any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards

The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

Any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Fund may engage in reorganizations in the future.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into “straddles” and at least one of the futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the

Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment companies” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivative transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by the Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (defined below) from the Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of the Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. If the losses described in this paragraph are incurred from the redemption of shares pursuant to a periodic redemption plan, then regulations may permit an exception to the six-month rule; however, no such regulations have been issued as of the date of this SAI.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. While it is possible that the Fund will be eligible to make this election, there can be no assurance that this will be true for any particular taxable year, and we cannot assure you that the Fund will make the election for any year. If the Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. The Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if the Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund, in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of the Fund’s gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Corporation may be required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind, and exempt-interest dividends) paid or credited to the Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Corporation that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by the Fund as “interest-related distributions” (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by the Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from the Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of the Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to its net short-term capital gain and designated as such from the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Any distribution by the Fund to a foreign shareholder that is attributable to gain from the Fund’s sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain

U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of the Fund’s assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund’s investments in certain regulated investment companies and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons and/or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which the Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale of exchange of a U.S. real property interest, which may be subject to U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Fund provides no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if the Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, INCORPORATED HEREIN BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A—RATINGS

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F-1—(Highest Credit Quality) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2—(Very Good Credit Quality) Issues assigned this rating reflect an assurance of timely payment, but margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

Old Westbury Funds, Inc.

Proxy Voting Policy

It is the policy of the Board of Directors of Old Westbury Funds, Inc. (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser’s general management of the portfolio, subject to the Board’s continuing oversight.1 The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

Each adviser to whom authority to vote on behalf of the Old Westbury Funds, Inc. (the “Funds”) is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Voting Record Reporting

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Sub-advisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1]	The advisers of the Funds and PFPC Distributors, Inc., the Funds’ principal underwriter, are not affiliates. The delegation of authority to the advisers to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between PFPC Distributors, Inc. and the Funds’ shareholders from the proxy voting process.

Proxy Voting Policy Guidelines

December 1, 2006

An important component of Bessemer’s investment discipline is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed a set of principles that guide our voting decisions. While Bessemer’s voting will generally follow these guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)2 oversees the proxy voting process. The Proxy Committee reviews and approves amendments to the Bessemer Proxy Voting Policy Guidelines every six months or more frequently on a needed basis. The Proxy Committee will seek the input of Bessemer’s portfolio managers and research analysts in regards to controversial matters (i.e. contested board election, merger and acquisition activity, etc) prior to making a voting decision.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines.

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;

•	Own no company stock and have served on the board for more than one year;

•	Are inside directors or affiliated outside directors and the full board is less than majority independent;

•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;

•	Are compensation committee members and the company has poor compensation practices as determined by ISS;

•	Have ignored a proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years;

•	Have adopted a poison pill without shareholder approval since the company’s last annual meeting where there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	Have kept in place a dead-hand or modified dead-hand poison pill;

•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

[2]	Comprised of Bessemer’s Chief Investment Officer, U.S. Equities Portfolio Manager, Compliance Officer, and Senior Portfolio Analyst.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: a) the ability to reprice stock options without prior shareholder approval, b) excessive CEO compensation relative to company performance (pay-for-performance disconnect), c) excessive three-year average burn rate, or d) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans—Qualified Plans

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be cast as recommended by ISS based on their research and analysis as long as the plan does not exceed the allowable cap and the plan does not violate any other supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only. All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: 1) The triggering mechanism should be beyond the control of management; 2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; 3) Change-in-control payments should be double-triggered, i.e., (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio

•	officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructuring based on such factors as pricing and strategic rationale.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these guidelines.

In general, vote AGAINST proposals unless recommended by company management.

11. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

13. Conflicts of Interest

In those situations where Bessemer determines that there is a potential conflict of interest, Bessemer will generally retain an independent fiduciary to vote the proxy. In certain cases, the proxy committee will refer the proxy to the governing board of the relevant investment company or the client institution.

Bessemer Trust Company, N.A. (“Bessemer”) and its affiliates provide services to the Old Westbury mutual funds, including investment advisory, custodian, shareholder servicing and administrative services, and receive fees for such services. Each mutual fund is described in a Prospectus that contains more complete information about the fund, including such fees, fund investment objectives and risks. Investors should read the Prospectus carefully before investing. The data provided here is for informational purposes only, is not intended as tax, legal or investment advice and is not a solicitation or recommendation to buy or sell the securities mentioned. Securities referred to herein are not deposits or other obligations of Bessemer or any other bank, are not guaranteed by Bessemer or any other bank, are not insured by the FDIC or any other governmental agency, and involve investment risks, including possible loss of principal invested.

Adopted as of May 19, 2003,

Restated as of November 18, 2003,

Restated as of May 6, 2004, and

Restated as of January 4, 2005

Restated as of April 27, 2006

Restated as of December 1, 2006

ADDRESSES

OLD WESTBURY FUNDS, INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Distributor

PFPC DISTRIBUTORS, INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Investment Adviser

BESSEMER INVESTMENT MANAGEMENT LLC

630 Fifth Avenue

New York, New York 10111

Investment Sub-Advisers

FRANKLIN ADVISERS, INC.

One Franklin Parkway

San Mateo, California 94403

T. ROWE PRICE INTERNATIONAL, INC.

100 East Pratt Street

Baltimore, Maryland 21202

Custodians

CITIBANK, N.A.

111 Wall Street

New York, New York 10005

Administrator, Fund Accountant and Transfer Agent

PFPC INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Independent Registered Public Accounting Firm

ERNST & YOUNG LLP

5 Times Square

New York, New York 10036

Fund Counsel

MORRISON & FOERSTER LLP

2000 Pennsylvania Avenue NW, Suite 5500

Washington, District of Columbia 20006

Counsel to the Independent Directors

PAUL HASTINGS JANOFSKY & WALKER LLP

75 East 55th Street

New York, New York 10022

PART C

OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

ITEM 23.	EXHIBITS
(a)(i)	Articles of Incorporation of the Registrant are incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement filed on February 28, 1996 (File No. 33-66528).

(a)(ii)	Articles Supplementary of the Registrant, Amendment No. 1 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iii)	Articles Supplementary of the Registrant, Amendment No. 2 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iv)	Articles Supplementary of the Registrant, Amendment No. 3 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(v)	Articles Supplementary of the Registrant, Amendment No. 4 are incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed on February 20, 2004 (File No. 33-66528).

(a)(vi)	Articles Supplementary of the Registrant, Amendment No. 5 are incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed on May 28, 2004 (File No. 33-66528).

(a)(vii)	Articles Supplementary of the Registrant, Amendment No. 6 are incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(a)(viii)	Articles Supplementary of the Registrant, Amendment No. 7 are filed herewith.

(b)(i)	Copy of By-Laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement filed on February 28, 1996 (File No. 33-66528).

(b)(ii)	Amendment No. 1 to By-Laws of the Registrant is filed herewith.

(c)	Not Applicable.

(d)(i)	Amended and Restated Investment Advisory Agreement dated November 12, 2007 between the Registrant and Bessemer Investment Management LLC is filed herewith.

(d)(ii)	Form of Sub-Advisory Agreement among the Registrant, BIM and Franklin Advisers, Inc. (“Franklin”) is filed herewith.

(d)(iii)	Sub-Advisory Agreement dated November 12, 2007 among the Registrant, BIM and T. Rowe Price International, Inc. (“T. Rowe Price”) is filed herewith.

(d)(iv)	Fee Waiver Commitment Letter of BIM dated November 12, 2007 is filed herewith.

(e)(i)	Underwriting Agreement between Registrant and PFPC Distributors, Inc. dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(e)(ii)	Amended and Restated Exhibit to Underwriting Agreement dated November 12, 2007 between the Registrant and PFPC Distributors, Inc. is filed herewith.

(e)(iii)	Form of Selling Agreement is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(f)	Not Applicable.

(g)(i)	Global Custodial Services Agreement dated March 16, 2005 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(ii)	Amended Schedule to Global Custodial Services Agreement dated November 7, 2007 between Registrant and Citibank, N.A. is filed herewith.

(h)(i)	Administration and Accounting Services Agreement dated April 3, 2006 between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(ii)	Amended and Restated Exhibits to Administration and Accounting Services Agreement dated November 12, 2007 between the Registrant and PFPC Inc. are filed herewith.

(h)(iii)	Transfer Agency Services Agreement dated April 3, 2006 between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(iv)	Amended and Restated Exhibit to Transfer Agency Services Agreement dated November 12, 2007 between the Registrant and PFPC Inc. is filed herewith.

(i)	Legal Opinion is filed herewith.

(j)(i)	Not applicable.

(k)	Not Applicable.

(l)	Not applicable.

(m)(i)	Shareholder Servicing Plan on behalf of the Funds (including Form of Shareholder Servicing Agreement between the Registrant and Bessemer Trust Company, N.A. and Form of Shareholder Sub-Servicing Agreement) is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(m)(ii)	Amended Appendix to Shareholder Servicing Plan dated November 12, 2007 and Amended Schedule to Shareholder Servicing Agreement dated November 12, 2007 between the Registrant and Bessemer Trust Company, N.A. are filed herewith.

(n)	Not Applicable.

(o)	Reserved.

(p)(i)	Code of Ethics of the Registrant as amended May 14, 2007 is filed herewith.

(p)(ii)	Code of Ethics of BIM and its affiliates is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(p)(iii)	Code of Ethics of PFPC Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(p)(iv)	Code of Ethics of Franklin is filed herewith.

(p)(v)	Code of Ethics of T. Rowe Price is filed herewith.

(q)(i)	Power of Attorney of Patricia L. Francy is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(ii)	Power of Attorney of Marc D. Stern is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(iii)	Power of Attorney of Eugene P. Beard is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(iv)	Power of Attorney of Robert M. Kaufman is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(v)	Power of Attorney of John R. Whitmore is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(vi)	Power of Attorney of Andrew J. McNally is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(vii)	Power of Attorney of Stephen M. Watson is incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on August 24, 2007 (File No. 33-66528).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 25.	INDEMNIFICATION

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on February 26, 1997.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

BIM (the “Adviser”) manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

The Adviser is a subsidiary of Bessemer Trust Company, which is a subsidiary of The Bessemer Group, Incorporated.

Information regarding the directors and officers of the Adviser is included in the Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference.

Franklin is a sub-adviser to the Fund. Information regarding the directors and officers of Franklin is included in Franklin’s Form ADV on file with the SEC and is incorporated by reference.

T. Rowe Price is a sub-adviser to the Fund. Information regarding the directors and officers of T. Rowe Price is included in T. Rowe Price’s Form ADV on file with the SEC and is incorporated by reference.

ITEM 27.	PRINCIPAL UNDERWRITER

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. As of July 11, 2007, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. International Property Fund

E.I.I. Realty Securities

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

PAX World Funds Series Trust I

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Sterling Capital Small Cap Value Fund

The Torray Fund

Van Wagoner Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Distributed by BB&T AM Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BB&T Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BlackRock Funds

BlackRock Bond Allocation Target Shares

BlackRock Liquidity Funds

International Dollar Reserve Fund I, Ltd.

Multi Strategy Hedge Advantage Fund

Multi Strategy Hedge Opportunities Fund, LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

Northern Funds

Northern Institutional Funds

(b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, Valley Forge, PA 19406. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Name	Position(s) with Distributor
Brian Burns	Chairman; Director;
President; Chief Executive Officer
Michael Denofrio	Director
Nicholas Marsini	Director
Rita G. Adler	Chief Compliance Officer
John Munera	Anti-Money Laundering Officer
Jodi Jamison	Chief Legal Officer
Bradley A. Stearns	Secretary; Clerk
Julie Bartos	Assistant Secretary; Assistant Clerk
Charlene Wilson	Treasurer; Chief Financial Officer;
Financial & Operations Principal
Maria Schaffer	Assistant Treasurer; Controller
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President

(c)	Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

(1)	PFPC Inc., Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrative agent).

(2)	PFPC Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406 (records relating to its functions as accounting, administrative, transfer agent and dividend disbursing agent).

(3)	PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(4)	Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013 (records relating to its function as custodian).

(5)	Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111 (records relating to its functions as investment adviser).

(6)	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403 (records relating to its function as sub-adviser to the Fund).

(7)	T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 (records relating to its function as sub-adviser to the Fund).

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 9th day of November, 2007.

OLD WESTBURY FUNDS, INC.

By:
Marc D. Stern, President*

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

Name	Title	Date

	President*	November 9, 2007
Marc D. Stern

	Director*	November 9, 2007
Patricia L. Francy

	Director*	November 9, 2007
Robert M. Kaufman

	Director*	November 9, 2007
Eugene P. Beard

	Director*	November 9, 2007
John R. Whitmore

	Director*	November 9, 2007
Stephen M. Watson

	Treasurer, Principal	November 9, 2007
Andrew J. McNally	Financial Officer*

*By:	/s/ Steven Williamson
Steven Williamson
As Attorney-in-Fact
November 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
Ex-99.23(a)(viii)	Articles Supplementary, Amendment No. 7

Ex-99.23(b)(ii)	Amendment No. 1 to By-Laws

Ex-99.23(d)(i)	Amended and Restated Investment Advisory Agreement

Ex-99.23(d)(ii)	Form of Sub-Advisory Agreement among the Registrant, BIM and Franklin Advisers, Inc.

Ex-99.23(d)(iii)	Sub-Advisory Agreement among the Registrant, BIM and T. Rowe Price International, Inc.

Ex-99.23(d)(iv)	Fee Waiver Commitment Letter

Ex-99.23(e)(ii)	Amended and Restated Exhibit to Underwriting Agreement

Ex-99.23(g)(ii)	Amended Schedule to Global Custodial Services Agreement between Registrant and Citibank, N.A.

Ex-99.23(h)(ii)	Amended and Restated Exhibits to Administration and Accounting Services Agreement

Ex-99.23(h)(iv)	Amended and Restated Exhibit to Transfer Agency Services Agreement

Ex-99.23(i)	Legal Opinion of Morrison & Foerster LLP

Ex-99.23(m)(ii)	Amended Appendix to Shareholder Servicing Plan and Amended Schedule to Shareholder Servicing Agreement

Ex-99.23(p)(i)	Code of Ethics of the Registrant

Ex-99.23(p)(iv)	Code of Ethics of Franklin

Ex-99.23(p)(v)	Code of Ethics of T. Rowe Price